UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2016

SharpSpring, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36280	05-0502529
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

304 West University Avenue, Gainesville, FL	32601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 877-705-9362

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Amendment of 2010 Employee Stock Plan

At the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of SharpSpring, Inc. (the “Company”) held on Tuesday, May 17, 2016, the Company’s stockholders approved an amendment to the Company’s 2010 Employee Stock Plan (the “Plan”) primarily to increase the number of shares of common stock available for future issuance under the Plan from 1,350,000 to 1,650,000. The Company’s Board of Directors and Compensation Committee of the Board of Directors previously approved the amendment to the Plan, subject to stockholder approval. The Company’s executive officers are eligible to participate in the Plan. A summary of the Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 15, 2016. A copy of the amendment to the Plan is filed with the Proxy Statement.

Item 5.07	Submission of Matters to a Vote of Security Holders

The 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of SharpSpring, Inc. (the “Company”) was held on Tuesday, May 17, 2016. As of the close of business on April 4, 2016, the Company had outstanding 7,283,787 shares of common stock, of which 6,074,183 shares were represented at the meeting by proxy and in person; accordingly, a quorum was constituted. The matters voted upon and the final results of the voting were as follows:

Proposal 1: Election of Directors

The following persons were elected to the Board of Directors to serve until the 2017 Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified:

Name	Votes For	Votes Withheld	Broker Non-votes
Semyon Dukach	4,596,463	69,402	1,408,318
Richard Carlson	4,596,913	68,952	1,408,318
John (Rens) Troost	4,154,344	511,521	1,408,318
Vadim Yasinovsky	4,166,662	499,203	1,408,318
David A. Buckel	4,168,398	497,467	1,408,318

Proposal 2: Ratify McConnell & Jones, LLP as the Company’s Independent Registered Public Accounting Firm

The following votes were cast with respect to Proposal 2. The proposal was approved.

For	Against	Abstain	Broker Non-votes
6,059,182	9,498	5,503	0

Proposal 3: Approve an increase the number of shares of common stock available for issuance under the Company’s 2010 Employee Stock Plan to 1,650,000

The following votes were cast with respect to Proposal 3. The proposal was approved.

For	Against	Abstain	Broker Non-votes
3,601,783	1,034,603	29,479	1,408,318

Proposal 4: Approve the issuance of 1,039,636 shares of common stock for purposes of Nasdaq Listing Rule 5635

The following votes were cast with respect to Proposal 4. The proposal was approved.

For	Against	Abstain	Broker Non-votes
4,085,791	29,412	550,662	1,408,318

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARPSPRING, INC.

By:	/s/ Edward S. Lawton
Edward S. Lawton,
Chief Financial Officer

Dated: May 19, 2016